UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July7, 2004

EQUIFIN, INC.

(Exact name of registrant as specified in charter)

State of Delaware	1-9547	13-3256265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1011 Highway 71, Spring Lake, New Jersey		07762
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (732) 282-1411

Item 5.           Other Events and Required FD Disclosure.

On July 8, 2004, EquiFin, Inc. (the “Company”) issued a press release announcing that the Company received a notice from the American Stock Exchange (the “AMEX”) that it intends to suspend trading of the Company’s common stock on July 14, 2004 and file an application with the Securities and Exchange Commission to strike the Company’s common stock from listing and registration with the AMEX.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b)                                         Financial Statements and Pro Forma Financial Information.

None.

(c)                                  Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 8, 2004, entitled “American Stock Exchange to Move for Delisting of EquiFin’s Common Stock.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUIFIN, INC.

Date:	July 8, 2004	By:	/s/ Walter M. Craig, Jr.
Walter M. Craig, Jr.
President
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 8, 2004, entitled “American Stock Exchange to Move for Delisting of EquiFin’s Common Stock.”